BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated July 23, 2020 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”)

of the Fund, each dated November 27, 2019, as supplemented to date

Effective immediately, the Fund’s Summary Prospectuses, Prospectuses and SAI are amended as follows:

References to the Fund’s investment in equity and/or fixed-income mutual funds (“underlying funds”) or exchange-traded funds (“ETFs”) as a principal strategy are deleted in their entirety.

The sections of the Fund’s Summary Prospectuses and Prospectuses entitled “Principal Risks of Investing in the Fund—Affiliated Fund Risk,” “—Concentration Risk” and “—Risks of Investing in Closed-End Funds,” are amended to delete such sections in their entirety.

The section of the Fund’s Summary Prospectuses and Prospectuses entitled “Principal Risks of Investing in the Fund—Allocation Risk” is amended to delete such section in its entirety and replace it with the following:

Allocation Risk — The Fund’s ability to achieve its investment objective depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes may be incorrect in view of actual market conditions.

The sections of the Fund’s Summary Prospectuses and Prospectuses entitled “Principal Risks of Investing in the Fund—Investment in Other Investment Companies Risk” and “—Securities Lending Risk” are amended to move such sections to the section of the Fund’s Prospectuses entitled “Details About the Fund—Investment Risks” beneath the lead-in “The Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:”:

The section of the Fund’s Prospectuses entitled “How the Fund Invests—Principal Investment Strategies—Other Strategies” is amended to add the following:

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Investment Companies —The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

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Securities Lending —The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The sections of the Fund’s Summary Prospectuses and Prospectuses, as applicable, entitled “Key Facts About BlackRock Multi-Asset Income Portfolio—Principal Risks of Investing in the Fund—Principal ETF-Specific Risks,” “Details About the Fund—Investment Risks—Investment in a Particular Geographic Region or Country Risk,” “Details About the Fund—Investment Risks—Investments in a Particular Market Segment,” and “Details About the Fund—Investment Risks—ETF-Specific Risks” are amended to delete such sections in their entirety.

The section of the Fund’s Prospectuses entitled “Details About the Fund—Information About Underlying Funds and ETFs” is amended to delete such section in its entirety.

The section of the Fund’s Statement of Additional Information entitled “Part I: Information about the Portfolio—Investment Objective and Policies—Regulation Regarding Derivatives” is amended to delete such section in its entirety and replace it with the following:

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Portfolio uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Portfolio.

Shareholders should retain this Supplement for future reference.

PR2SAI-MAIP-0720SUP

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